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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                FEBRUARY 16, 1999
                        --------------------------------
                        (Date of earliest event reported)




                              STAR SCIENTIFIC, INC.
                    (formerly known as Eye Technology, Inc.)
               (Exact Name of Registrant as Specified in Charter)



          DELAWARE                    000-15324                 52-1402131
----------------------------         ------------           -------------------
(State or Other Jurisdiction         (Commission              (IRS Employer
      of Incorporation)              File Number)           Identification No.)




                             16 SOUTH MARKET STREET
                           PETERSBURG, VIRGINIA 23803
          (Address of Principal Executive Offices, Including Zip Code)




                                 (804) 861-0681
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)




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                              STAR SCIENTIFIC, INC.

                                    FORM 8-K


ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS

              Star Scientific, Inc. (the "Company") has sold to Eyetech, LLC (the "Purchaser") substantially all of its assets relating to its ophthalmic business, except the capital stock of Kerametrics Corporation and certain assets related to that corporation . In consideration for these assets, the Purchaser assumed the liabilities of the Company's ophthalmic business, except liabilities for certain accounting services, unpaid taxes for tax periods ending on or after February 6, 1998, and liabilities relating to the Company's tobacco business and its status as a public corporation on or after December 31, 1998. Mooers & Associates Incorporated rendered a fairness opinion to the Board of Directors of the Company.

              The payment of these liabilities was guaranteed by Robert J. Fitzsimmons, the chief manager of the Purchaser and the former manager of the Company's opthalmic business. Mr. Fitzsimmons deposited into escrow 250,000 shares of the Company's Common Stock to secure the payment of these liabilities.

              The closing occurred on February 16, 1999 and was effective as of December 30, 1998.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

              (a)   Financial Statements of Businesses Acquired.
              (b)   Pro Forma Financial Information.

                    The Company is not filing the required financial statements at this time due to impracticability. The Company shall file such financial statements as an amendment to this Form 8-K within 60 days of the date of this filing, pursuant to Item 7(1)(a)(4)(i) of Form 8-K.

              (c)   Exhibits.

                    The exhibits filed as a part of this report are listed on
              the Index to Exhibits on page 4 of this report, which index is incorporated in this Item 7(c) by reference.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: March 2, 1999                     STAR SCIENTIFIC, INC.


                                        By: /s/ DR. ROBERT DELORENZO
                                           -------------------------
                                           Dr. Robert DeLorenzo
                                           Chairman of the Board and
                                           Chief Executive Officer




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                                INDEX TO EXHIBITS

         The following exhibits to this report are incorporated herein by reference.

10.1 Asset Purchase Agreement, dated as of December 30, 1998, between Star Scientific, Inc. f/k/a Eye Technology, Inc., a Delaware corporation and Eyetech, LLC, a Minnesota limited liability company by Robert J. Fitzsimmons, an individual residing in St. Paul, Minnesota

10.2 Escrow Agreement between Star Scientific, Inc., a Delaware corporation, Eyetech, LLC, a Minnesota limited liability company and Robert J. Fitzsimmons, an individual residing in St. Paul, Minnesota, and Vincent Ella and Jonnie R. Williams as Escrow Agents.